                                                                    Exhibit 10.9

                          ASSIGNMENT OF PRODUCER FEES

          THIS AGREEMENT (the "Agreement") made as of this 24th day of March,
2005 (the "Effective Date"), by and between Steve Austin, with an address at
________________ (hereinafter referred to as "Austin"); Steve Austin
Productions, Inc. a California corporation with its principal offices located at
9916 South Santa Monica Boulevard, Beverly Hills, California 90212 ("SAP.");
Austin Family Entertainment, a California corporation with its principal offices located at 9916 South Santa Monica Boulevard, Beverly Hills, California 90212
("AFE."); and TAG Entertainment Inc., a California corporation with its principal offices located at 9916 South Santa Monica Boulevard, Beverly Hills,
California 90212 ("TAG.")

                                  WITNESSETH;

          WHEREAS, TAG is engaged in the business of developing and distributing feature length motion pictures and other entertainment products; and

          WHEREAS, Austin is the sole owner and operator of SAP and AFE
(collectively the "General Partners"), which act as the general partners of certain limited partnerships listed on Schedule I; and

          WHEREAS, Austin and the General Partners are entitled to receive producer fees, overhead and staffing reimbursement and salary payments
(collectively the "Payments") from the Limited Partnerships in connection with the development of feature films on behalf of the Limited Partnerships; and

          WHEREAS, during the period January 1, 2001 and December 31, 2004, TAG acted as producer of the feature films developed by the Limited Partnerships, and Austin caused the Limited Partnerships to make the Payments directly to TAG;
and

          WHEREAS, the parties now desire to confirm the assignment of the

Payments to TAG;

          NOW, THEREFORE, it is mutually agreed by and between the parties hereto as follows:

1. ASSIGNMENT OF PAYMENTS. For good and valuable consideration, the sufficiency of which is hereby acknowledged by the parties, Austin, SAP and AFE hereby ratify and confirm the unconditional assignment of the Payments for the period commencing January 1, 2001 and terminating December 31, 2004 to TAG.

2. NOTICES. Any notice to be given by either party to the other hereunder shall be sufficient if in writing and personally delivered or sent by registered or certified mail, return receipt requested, addressed to such party at the address specified on the first page of this Agreement or such other address as either party may have given to the other party in writing.

3. ENTIRE AGREEMENT. This Agreement contains the entire agreement and understanding between the parties and supersedes all prior negotiations, agreements, and discussions pursuant to the subject matter hereof.

4. MODIFICATION AND WAIVER. This Agreement may not be altered or modified except by writing signed by each of the respective parties hereof. No breach or violation of this Agreement shall be waived except in writing executed by the party granting such waiver. No waiver of a breach or violation shall be deemed a waiver of a subsequent breech or violation of the same or any other nature.

5. LAW TO GOVERN. This Agreement and all of the rights and obligations of the parties provided shall be governed by and in accordance with the substantive laws of the State of California, without regard to principles of conflicts of law.

          IN WITNESS WHEREOF, the parties have executed this Agreement the day and year first written above.

                                        TAG Entertainment Inc.

                                        BY: /s/ Steve Austin
                                            ------------------------------------
                                            An authorized officer

                                        /s/ Steve Austin
                                        ----------------------------------------
                                            Steve Austin
                                            Individually

                                        Steve Austin Productions, Inc.

                                        By /s/ Steve Austin
                                           -------------------------------------
                                               Steve Austin
                                               President

                                        Austin Family Entertainment, Inc.

                                        By /s/ Steve Austin
                                           -------------------------------------
                                               Steve Austin
                                               President

                                   Schedule I

1.   Majestic Film Partners I
2.   Majestic Film Partners II
3.   Majestic Film Partners III
4.   Majestic Film Partners IV
5.   Animal Partner, LP
6.   Family Film Partners VII, LP
7.   Fairy Tale Parnters III, LP
8.   Tag Studios, 1 LLP
9.   Black Beauty, LLP
10.  Motocross Kids, LLP